UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2009

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

1-43	DELAWARE	38-0572515
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

We (also General Motors Corporation or GM) are filing this Form 8-K to update the financial information in our Annual Report on Form 10-K for the year ended December 31, 2008 (2008 10-K) filed on March 5, 2009 to reflect a retrospective change in the organization and presentation of financial information relative to our operating segments and to reflect the retrospective adoption of SFAS No. 160 “ Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51,” and FSP No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement).” These changes are described more fully in Note 3 and Note 29 to the consolidated financial statements. We are filing this Form 8-K in order to provide the consistency in presentation of financial information between the Annual Report for the year ended December 31, 2008 and the Quarterly Report for the quarter ended March 31, 2009 on Form 10-Q filed on May 8, 2009. Each section of the Form 10-K affected by these changes namely, Item 6 – Selected Financial Data, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements have been updated to reflect these changes and included as Exhibit 99.a to this filing. Except to the extent relating to the updating of our financial statements and other financial information described above, the financial statements and other disclosures in this Form 8-K do not reflect any events that have occurred after the 2008 10-K was initially filed on March 5, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT

The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede those portions of our 2008 10-K that are affected by our revised segment presentation and the adoption of SFAS No. 160 and FSP No. APB 14-1.

All other information in our 2008 10-K has not been updated for events or developments that have occurred subsequent to the filing of the 2008 10-K with the Securities and Exchange Commission. For developments since the filing of the 2008 10-K, refer to our Quarterly Report on form 10-Q for the period ended March 31, 2009 and our Forms 8-K filed subsequent to March 5, 2009. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2008 10-K and subsequent filings with the Securities and Exchange Commission.

Exhibit	Description	Method of Filing
Exhibit 23.a	Consent of Independent Registered Public Accounting Firm	Attached as Exhibit

Exhibit 23.b	Consent of Hamilton, Rabinovitz & Associates, Inc.	Attached as Exhibit

Exhibit 99.a	Revised and updated items from our Annual Report for the year ended December 31, 2008 filed on form 10-K on March 5, 2009. Financial statements in this exhibit are now our historical financial statements.	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: May 14, 2009	By:	/s/ NICK S. CYPRUS
Nick S. Cyprus
Controller and Chief Accounting Officer